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                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549
                     -----------------------------------

                                FORM 8-K

                             Current Report

                    Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934

                           February 14, 2002
                           -----------------
                             Date of Report

                            SPORTSNUTS, INC.
           -----------------------------------------------------
           (Exact name of registrant as specified in its charter)

                               Delaware
                            --------------
              (State or other jurisdiction of incorporation)

              333-14477                        87-0561426
          -----------------------      --------------------------------
          (Commission File Number)    (IRS Employer Identification No.)

                      10421 South 400 West, Suite 550
                        Salt Lake City, UT 84095
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                  (Address of principal executive offices)

                            (801) 816-2500
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             (Registrant's telephone number, including area code)



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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

(a) On February 14, 2002, SportsNuts, Inc. (the "Company") dismissed HJ & Associates, LLC ("HJ") as its independent public accountants. The Company has engaged Chisholm & Associates, PC as its new independent public accountants. The decision to change the Company's accounting firm from HJ is the affiliation of Neal A. Hansen, CPA with Chisholm & Associates in January, 2002. As an audit manager with HJ, our previous independent accountants, Mr. Hansen was involved to a great degree in our prior audits and resulting preparation of our previous financial statements. We believe that continuing to work with Mr. Hansen and reliance upon Chisholm & Associates for our future audit needs will provide both continuity and cost efficiency to the preparation of our financial statements.

(b) During the two fiscal years ended December 31, 1999 and 2000 and the subsequent interim reporting periods from the last audit date of December 31, 2000, through and including the termination date of February 14, 2002, there were no disagreements between the Company and HJ on any matter of accounting principles or practices, financial statement disclosure, or accounting scope or procedure. Additionally, there were no reportable events (as defined in Item 304 (a)(1)(v) of Regulation S-K) during such periods.

(c) The report of HJ on the financial statements of the Company for each of the past two fiscal years ended December 31, 1999 and 2000 contained no adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles, except that the report of HJ on the financial statements of the Company for each of the past two fiscal years ended December 31, 1999 and 2000 was modified as to the uncertainty related to the Company's ability to continue as a going concern.

(d) The Company has not consulted with Chisholm & Associates, PC during the last two fiscal years ended December 31, 1999 and 2000 or during the subsequent interim reporting periods from the last audit date of December 31, 2000, through and including the termination date of February 14, 2002, on either the application of accounting principles or the type of opinion Chisholm & Associates, PC might issue on the Company's financial statements.

(e) The Company has requested HJ to furnish a letter addressed to the Securities and Exchange Commission stating whether HJ agrees with the above statements made by the Company. A copy of this letter addressed to the SEC, dated February 15, 2002, is filed as Exhibit 16 to this Form 8-K.

ITEM 7. EXHIBITS

Letter of HJ & Associates, LLC regarding the change in certifying accountant.


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                              SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SPORTSNUTS, INC.
----------------
(Registrant)


By /S/ Kenneth I. Denos
Kenneth I. Denos
Chief Executive Officer

Date: February 19, 2002


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EXHIBIT 16

Office of the Chief Accountant
Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Gentlemen:

We have read Item 4 included in the Form 8-K dated February 14, 2002, of SportsNuts, Inc. (Commission File Number 333-14477) filed with the Securities and Exchange Commission and are in agreement with the statements contained therein. We are not in a position to agree or disagree with the disclosures regarding expected audit efficiencies or Chisholm & Associates, PC.



HJ & Associates, LLC
Salt Lake City, Utah
February 15, 2002